Income Taxes	12 Months Ended
Dec. 31, 2024
Income Taxes [Abstract]
INCOME TAXES

NOTE 15. INCOME TAXES

Historically, ECD was an S Corporation and as such, the Company was not directly liable for income taxes for federal purposes. As of the date of the Business Combination (December 2023), the operations of the Company ceased to be taxed as an S Corporation resulting in a change in tax status for federal and state income tax purposes. This change in tax status requires immediate recognition of any deferred tax assets or liabilities as of the transaction date as the Company will now be directly liable for income taxes. The recognition of these initial deferred balances, if any, would be recorded as an additional tax expense in the period of the transaction. In addition, the Company will accrue current and deferred tax expense based on ongoing activity from that date.

The components of the provision (benefit) for income taxes were as follows (in thousands):

	For the year ended December 31, 2024	For the year ended December 31, 2023
	As Restated
Deferred:
Federal	$656,193	$(656,193)
State and local	181,862	(181,862)
Foreign	-	(127,915)
Total deferred provision (benefit)	838,055	(965,970)
Change in valuation allowance	-	127,915
Total provision (benefit) for income taxes	$838,055	$(838,055)

The effective tax rate differs from the statutory tax rates as follows (in thousands):

	For the year ended December 31, 2024	For the year ended December 31, 2023
Tax at statutory federal rate	21.00%	21.00%
Change in fair value of warrant liabilities	(0.99)%	-%
Change in fair value of conversion option	(0.47)%	-%
Other permanent items	(1.19)%	-%
State income tax	3.66%	5.39%
Change in tax status	-%	9.11%
Foreign tax rate differential	0.13%	0.77%
Valuation allowance	(31.25)%	(4.80)%
Other	-%	(0.04)%
Provision (benefit) for income taxes	(9.11)%	31.43%

Deferred income tax assets and liabilities result primarily from temporary differences in the recognition of various expenses for tax and financial statement purposes, and from the recognition of the tax benefits of net operating loss carryforwards.

The components of the deferred income tax assets and liabilities were as follows (in thousands):

	December 31, 2024	December 31, 2023
Deferred tax assets:
Net operating losses and tax credit carry-forward	$2,466,781	$708,879
Lease liabilities	944,389	1,024,083
Organizational start-up costs	341,540	176,689
Allowance for doubtful accounts	1,997	-
Bonus accrual	-	38,017
Inventory reserve	3,246
Warranty reserve	110,424	22,666
Charitable contribution	307	-
OID on convertible notes	123,254	6,414
Intangibles	1,318	-
Gross deferred tax asset	$3,993,256	$1,976,848
Less valuation allowance	(3,005,895)	(127,915)
Net deferred tax asset	$987,361	$1,848,933
Deferred tax liabilities:
Depreciation expense	$115,514	$57,417
Right of use assets	862,758	953,461
Goodwill	9,089	-
Total deferred tax liability	$987,361	$1,010,878
Net deferred tax asset (liability)	$-	$838,055

As of December 31, 2024 and 2023, the Company had federal net operating losses of approximately $8.9 million and $2.3 million, respectively, and state net operating loss carryforwards of approximately $8.9 million and $2.3 million, respectively. As of December 31, 2024 and 2023, the Company had foreign net operating loss carryforwards of approximately $0 and $0.5 million, respectively. The federal, state and foreign net operating loss carryforwards generated in the tax years 2024 and 2023 will never expire. Certain Net Operating Losses in these jurisdictions are not subject to expiration. Utilization of the net operating loss carryforwards may be subject to an annual limitation according to Section 382 of the Internal Revenue Code of 1986 as amended, and similar provisions.

ASC 740, Income Taxes, requires a valuation allowance to reduce the deferred tax assets reported if, based on the weight of the evidence, it is more likely than not that some portion or all of the deferred tax assets will not be realized. After consideration of all of the evidence, the Company has recorded a valuation allowance against all its Federal, state and foreign deferred tax assets at December 31, 202, because management has determined it is more likely than not that the Company will be unable to recognize the benefits of its net deferred tax assets. At December 31, 2023, the Company only recorded a valuation allowance against its foreign deferred tax assets because management has determined that it is more likely than not that the Company will recognize the benefits of its federal and state deferred tax assets, but not for its foreign deferred tax assets, primarily due to its lack of revenue generating operations since inception.

The Company recognizes interest accrued to unrecognized tax benefits and penalties as income tax expense. The Company accrued total penalties and interest of $0 during the years ended December 31, 2024 and 2023 and in total, as of December 31, 2024 and 2023 has recognized penalties and interest of $0.

As of December 31, 2024 and 2023, the Company has not recorded an amount of gross unrecognized tax benefits for uncertain tax positions for the current or prior year planned tax filing positions. No unrecognized tax benefits are applicable for prior periods.

The Company files tax returns as prescribed by the tax laws of the jurisdictions in which they operate. In the normal course of business, the Company is subject to examination by federal and foreign jurisdictions where applicable based on the statute of limitations that apply in each jurisdiction. As of December 31, 2024, the open tax years are December 31, 2023, 2022, and 2021.

The Company has no open tax audits with any taxing authority as of December 31, 2024.

The Company actively monitors domestic and global tax law changes to account for the effects in the period the legislation is enacted, as applicable.